UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group™
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item #1. Reports to Stockholders.

INDEX	Global Strategic Income Fund

GLOBAL STRATEGIC INCOME FUND*

Annual Report to Shareholders

For the Year Ended December 31, 2015

*Formerly European Equity Fund

January 26, 2016

Global Strategic Income Fund*
Annual Report Letter to Shareholders

Performance Review

For the 12 months ended December 31, 2015, the Global Strategic Income Fund (the “Fund”) outperformed its benchmark. The Fund’s Class A Fund returned 5.11%, while the MSCI Europe Index returned –2.84%.

On September 30, 2015, the name of the Fund was changed from the European Equity Fund to the Global Strategic Income Fund. As part of this change, the Fund is being sub-advised by Shikiar Asset Management (SAM) Inc. a Delaware corporation located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036. SAM Inc. has an extensive background, providing investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations since 1995.

The top four countries represented in the Fund include: United Kingdom, Switzerland, France, and the United States. The largest individual positions in the Fund as of year-end 2015 were the following: Roche Holdings (RHHBY), Reckitt Benckiser (RBGLY), Unilever (UN), and British American Tobacco (BTI). With an objective of maximizing total return, the Fund invests primarily in securities that pay dividends or other distributions, including common stocks, preferred stocks, and higher yielding fixed income securities of both U.S. and foreign domiciled companies.

The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the year. We hope that you find this useful and gain a greater understanding of how we invest your capital.

Stocks that enhanced Absolute Performance

•
Novo Nordisk (NVO) is a Danish multinational pharmaceutical company headquartered in Bagsværd, Denmark, with production facilities in seven countries, and affiliates or offices in 75 countries. The company manufactures and markets pharmaceutical products and services. Key products include diabetes care medications and devices. Novo Nordisk is also involved with homeostasis management, growth hormone therapy and hormone replacement therapy. The company makes several drugs under various brand names, including Levemir, NovoLog, Novolin R, NovoSeven, NovoEight and Victoza. Novo Nordisk employs more than 40,000 people globally, and markets its products in 180 countries. The company has industry leading positions in diabetes, hemophilia and growth disorders. NVO supplies more than half of global insulin. The company continues to consistently deliver double-digit top line and adjusted EPS growth, which should be sustainable given strong underlying fundamentals (strong insulin volume growth), new product launches, and secular drivers (i.e. population aging, obesity, etc).

•
Reckitt Benckiser (RBGLY), headquartered in Berkshire, United Kingdom, is a leading player in the international household products and OTC healthcare industries. The company has leading shares in health, which constitutes ~25% of core revenues. RB’s key health brands include the following: Nurofen, Strepsils, Durex, and Scholl. RB also manifests a strong foothold in the hygiene space, which constitutes ~44% of total company revenues. Key brands here include: Cillit Bang, Lysol, Dettol, Finish, Clearasil, Veet, and Mortein. The company’s home-related products constitute ~23% of revenues and include the following brands: Air Wick, Calgon, Vanish and Woolite. The company is increasingly focusing its operations on health and hygiene, with a strategic focus on emerging market growth going forward. RB has been an active acquirer of health and hygiene companies over the last decade, and the company has benefitted from extracting significant synergies herein. Given accelerating top line growth and continued margin expansion, we expect the company to deliver strong organic growth longer-term. Additionally, over-the-counter (OTC) expansion and improvements in innovation should result in significant market share gains in the company’s core markets.

•
SABMiller (SBMRY), headquartered in London, is the world’s second largest brewer by volume. The company is also a producer and distributer of soft drinks in certain regions and is the leading Coke bottler in Africa and Central America. The company has more than 200 local beers from which it has carefully selected and nurtured a range of special regional and global brands. SABMiller is a FTSE-20 company, with shares trading on the London Stock Exchange, and a secondary listing on the Johannesburg Stock Exchange. The company has approximately 69,000 employees in more than ~80 countries, from Australia to Zambia, Colombia to the Czech Republic and South Africa to the USA. In November 2015, Anheuser-Busch InBev completed an agreement to acquire SABMiller, for nearly $106 billion, creating what it said would be the first “truly global brewer.” The deal, reached after months of negotiations, would create a beer industry giant with annual revenue of about $64 billion and would give Anheuser-Busch InBev, already the world’s largest brewer, a substantial operation in Africa, where it has little presence, and greater dominance in Latin America. Anheuser-Busch InBev is offering to pay £44 in cash a share for SABMiller. That would be a premium of more than 50 percent on SABMiller’s closing price in mid-September, before Anheuser-Busch InBev’s approach was announced. The combined company expects to have a primary listing of its shares in Belgium, where Anheuser-Busch InBev is based, and secondary listings in Mexico, South Africa and the United States.

Stocks that detracted from Absolute Performance

•
Compagnie Financiere Richemont SA (CFR: VX), headquartered in Bellevue, Switzerland, is a manufacturer and retailer of luxury goods. The company produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. The company owns several of the world’s leading companies in the field of luxury goods, with particular strengths in jewelry, luxury watches and writing instruments, encompassing several of the most prestigious names in the luxury industry including the following: Cartier, Van Cleef & Arpels, Piaget, Vacheron Constantin, Jaeger-LeCoultre, IWC Schaffhausen, Panerai and Montblanc. Richemont is the leader in jewelry with the Cartier and Van Cleef & Arpels brands and among the leaders in high-end watches with Cartier, JaegerLeCoultre, IWC, Vacheron, and Paiget. The

company’s brands portfolio is focused on hard luxury and the high end has ideally positioned it to capitalize on growth opportunities in developing markets. It is among the groups most exposed to the Chinese consumer both at home and travelling. The company recently reported weaker-than-expected operating results (organic sales decline of 4% year/year), as the company was negatively impacted in Europe following the Paris attacks, coupled with continued challenges in both Asia Pacific and North America. That being said, however, we would emphasize the fact that over the last several months, we have trimmed this position and it is presently only a ~1% position in the Fund.

•
DKSH Holding AG (DKSH: SW) is a Swiss Market Expansion Services Group. Although its headquarters is in Zurich, DKSH is deeply rooted in communities all across Asia Pacific. The company offers any combination of sourcing, marketing, sales, distribution and after-sales-services and is organized into four Business Units: Consumer Goods (including the Business Segment Luxury & Lifestyle), Healthcare, Performance Materials and Technology. Its core business is supporting other companies to grow their business in new or existing markets. With 735 business locations in 35 countries – 710 of them in Asia – and 27,500 specialized staff, it is one of the top 20 Swiss companies ranked by sales and employees. In 2014, DKSH generated annual net sales of CHF 9.8 billion. We made the decision to exit this position several months ago due to our view of the company’s future earnings risk as well as possible operating margin pressure.

•
SGS SA (SGSOY) is a multinational company headquartered in Geneva, Switzerland which provides inspection, verification, testing and certification services. It has more than 80,000 employees and operates over 1,650 offices and laboratories worldwide. The core services offered by SGS include the inspection and verification of the quantity, weight and quality of traded goods, the testing of product quality and performance against various health, safety and regulatory standards, and to make sure that products, systems or services meet the requirements of standards set by governments, standardization bodies or by SGS customers. The company’s main competitors are Bureau Veritas, Intertek, TÜV, Germanischer Lloyd (DNV GL), AS International and Cotecna (in the sphere of verification and certification services) and Core Laboratories, Inc. (in the sphere of the goods quality and quantity inspection). Operating results have been adversely impacted by the company’s exposure to oil & gas and mining end markets. That being said, however, we would note that as a result of the recent market pullback, the common shares have a ~5% free cash flow yield and a ~4% dividend yield.

Market News & Outlook

The economic picture in Europe continues to stabilize around zero-to-low growth, which is an improvement from the recent past. Monetary policy is most accommodative and similar to the U.S. Quantitative Easing (QE) initiatives effectively implemented by the U.S. Federal Reserve. The European Central Bank (ECB) Chairman, Mario Draghi, remains very well aware of the numerous economic challenges and has repeatedly reiterated his pledge to do “whatever it takes.” To wit, the ECB has recently undertaken an ambitious 60 billion Euro bond buying program, which has resulted in interest rates at zero or even negative in some of the stronger countries in the Eurozone. We believe that this will ultimately result in improvement, assuming that its member nations adopt pro-growth fiscal policy initiatives. China has, by contrast, exhibited clear signs of growth deceleration which has numerous global ramifications. According to the International Monetary Fund (IMF), China’s GDP growth rate is forecasted to decline from its past year’s growth of approximately 10% year/year to 6% year/year in 2016. While still a respectable growth rate, the extent of the slowdown warrants careful examination. China finds itself in the midst of a transition from an emphasis on infrastructure/capital goods to a consumer driven economy similar to that in the U.S.

What is our view of global equity markets in 2016? Our year-to-date market has been influenced by the slumping Shanghai market as well as oil prices, the latter of which has rapidly declined year-to-date from approximately $37 to ~28 per barrel. On balance, we believe that the “big picture” for the U.S. and Europe remain positive. Interest rates and inflation remain low, corporate profits are at or near record levels, merger and acquisition (M&A) activity is brisk. Further, many publicly traded companies are returning capital to their shareholders via open market share repurchases and cash dividends. Commercial banks are extremely well-capitalized, as are best of breed companies. While the stock “bargains” of 2008–2009 are long gone, the most recent market correction has produced some interesting investment opportunities which we will continue to carefully evaluate. Valuation is becoming attractive in certain sectors and the overall market multiple of earnings (Price-to-Earnings Ratio) should provide some traction going forward.

Sincerely,

Stuart A. Shikiar
President of Shikiar Asset Management

* Formerly European Equity Fund

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2015 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of developed markets in Europe.

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

	Class A Shares

	Total Return	Average Annual Return

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	12/31/15	12/31/15	12/31/15

Global Strategic Income Fund*:
without load	5.11%	(1.97%)	3.41%
with load	(0.94%)	(3.12%)	2.12%
MSCI - Europe	5.47%	5.24%	1.20%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe.

Returns do not include dividends and distributions and are expressed in US$.

* Formerly the European Equity Fund

	Class C Shares

	Total Return	Average Annual Return

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	12/31/15	12/31/15	12/31/15

Global Strategic Income Fund*	4.35%	(2.72%)	2.90%
MSCI - Europe	5.47%	5.24%	1.20%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe.

Returns do not include dividends and distributions and are expressed in US$.

* Formerly the European Equity Fund

GLOBAL STRATEGIC INCOME FUND**
SCHEDULE OF INVESTMENTS
December 31, 2015

		Fair
	Shares	Value

COMMON STOCKS – 98.61%

BELGIUM – 2.74%
Anheuser-Busch InBev ADR	3,400	$425,000

DENMARK – 4.47%
Novo Nordisk	11,945	693,766

FRANCE – 15.17%
Air Liquide Ord	5,053	568,785
Bureau Veritas SA	15,000	299,573
Essilor International	4,749	593,360
Hermes International SA	817	276,604
L’Oreal Ord	10,700	361,125
Pernod Ricard Ord	11,200	255,416

		2,354,863

GERMANY – 3.88%
Fresenius Medical Care AG & co.	8,200	343,088
Wirecard AG	5,134	259,262

		602,350

GREAT BRITAIN – 24.21%
Barratt Developments	38,035	351,030
British American Tobacco	7,000	773,150
Diageo PLC	4,550	496,269
Persimmon	11,102	331,773
Reckitt Benckiser Group	47,100	882,654
Sabmiller PLC	11,300	677,209
William Hill PLC	42,087	245,714

		3,757,799

IRELAND – 4.30%
Allergan PLC PFD, Series A, 5.500%	100	103,018
Paddy Power PLC	4,224	564,692

		667,710

NETHERLANDS – 5.05%
Unilever NV Certificates	18,100	784,092

GLOBAL STRATEGIC INCOME FUND**
SCHEDULE OF INVESTMENTS – continued
December 31, 2015

		Fair
	Shares	Value

SOUTH AFRICA – 1.71%
Naspers LTD-N SHS	1,950	$265,882

SPAIN – 3.03%
Grifols SA	10,173	470,971

SWITZERLAND – 16.71%
Chocoladefabriken Lindt & Sprungli AG	45	280,633
CIE Financiere Richemont	3,000	215,653
Geberit AG REG	572	194,012
Nestle SA Cham ET Vevey	8,000	595,360
Roche Holding AG-GENUSSC	27,600	951,372
SGS SA Reg D	18,700	357,170

		2,594,200

UNITED STATES – 17.34%
Aetna Inc.	1,000	108,120
Anadarko Petroleum Corp.	3,100	150,598
Apple Inc.	1,400	147,364
Aramark	5,000	161,250
Bank of America Corp.	6,500	109,395
BGC Partners, Inc. PFD, 8.125%	1,000	26,910
BGC Partners Inc - Class A	10,000	98,100
Colony Capital Inc - Class A	4,500	87,660
Delta Air Lines, Inc.	1,000	50,690
Gilead Sciences Inc.	1,000	101,190
GMAC Capital Trust Inc. PFD, Series 2, 8.125%	1,000	25,360
KKR Financial Holdings PFD, Series A, 7.375	2,000	53,160
Lexington Realty Trust REIT	15,000	120,000
Macy’s Inc.	3,000	104,940
Merck & Co. Inc.	2,000	105,640
Morgan Stanley PFD, Series G, 6.625%	2,000	53,980
New Media Investment Group	6,000	116,760
New Senior Investment Group	10,000	98,600
Nike Inc - Class B	2,400	150,000
Pebblebrook Hotel Trust PFD, Series C, 6.500%	2,000	50,580
Philip Morris International	5,000	439,550

GLOBAL STRATEGIC INCOME FUND**
SCHEDULE OF INVESTMENTS – continued
December 31, 2015

		Fair
	Shares	Value

Starwood Property Trust Inc.	4,000	$82,240
THL Credit Inc.	10,000	107,000
Western Gas Partners LP	3,000	142,590

		2,691,677

NET INVESTMENTS: – 98.61%
(Cost: $14,475,056)		15,308,310
Other assets, net of liabilities – 1.39%		214,476

NET ASSETS – 100.00%		$15,522,786

* Non-income producing
ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depository Receipts.
** Formerly European Equity Fund

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND*
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

ASSETS
Investments at fair value (identified cost of $14,475,056) (Note 1)	$15,308,310
Cash	131,707
Foreign currency at fair value (cost of $5,819)	5,649
Dividends receivable	14,727
Tax reclaim receivable at fair value (cost of $60,355)	53,376
Prepaid expenses	64,825

TOTAL ASSETS	15,578,594

LIABILITIES
Accrued investment management fees	7,585
Accrued 12b-1 fees	2,630
Accrued administration and transfer agent fees	3,251
Accrued custodian and accounting fees	42,342

TOTAL LIABILITIES	55,808

NET ASSETS	$15,522,786

Net Assets Consist of:
Paid-in-capital applicable to 635,157 no par value shares of beneficial
interest outstanding; unlimited shares authorized	$20,560,333
Accumulated net investment income (loss)	(54)
Accumulated net realized gain (loss) on investments and foreign currency
currency transactions	(5,863,598)
Net unrealized appreciation (depreciation) of investments and
foreign currency	826,105

Net Assets	$15,522,786

NET ASSET VALUE PER SHARE
Class A
($15,186,589 / 620,103 shares outstanding)	$24.49

MAXIMUM OFFERING PRICE PER SHARE ($24.49 x 100 / 94.25)	$25.98

Class C
($336,197 / 15,054 shares outstanding)	$22.33

* Formerly European Equity Fund

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND*
STATEMENT OF OPERATIONS
Year ended December 31, 2015

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $37,023 and ADR fees of $6,963)	$444,800
Tax reclaim income	989
Interest	207

Total investment income	445,996

EXPENSES
Investment management fees (Note 2)	213,905
Rule 12b-1 and servicing fees (Note 2)
Class A	41,792
Class C	3,957
Recordkeeping and administrative services (Note 2)	30,000
Accounting fees	45,449
Custody fees	40,162
Transfer agent fees (Note 2)	58,522
Professional fees	142,848
Filing and registration fees	20,000
Trustees fees	4,110
Compliance fees	7,000
Shareholder services and reports	35,740
Other	22,931

Total expenses	666,416
Management fee waivers (Note 2)	(192,856)

Net expenses	473,560

Net investment income (loss)	(27,564)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	577,310
Net realized gain (loss) on foreign currency transactions	(177)
Net increase (decrease) in unrealized appreciation
(depreciation) of investments	345,769
Net increase (decrease) in unrealized appreciation (depreciation)
of foreign currencies	(1,866)

Net realized gain (loss) on investments and foreign currencies
and related transactions	921,036

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$893,472

* Formerly European Equity Fund

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND*
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31, 2015	December 31, 2014

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(27,564)	$(136,596)
Net realized gain (loss) on investments and
foreign currency transactions	577,133	1,294,787

Net increase (decrease) in unrealized appreciation
(depreciation) of investments and foreign currencies	343,903	(2,266,785)

Increase (decrease) in net assets from operations	893,472	(1,108,594)

CAPITAL STOCK TRANSACTIONS (See Note 5)
Shares sold
Class A	213,403	224,777
Class C	–	1,500
Shares redeemed
Class A	(3,476,077)	(4,661,686)
Class C	(130,701)	(431,020)

Increase (decrease) in net assets from
capital stock transactions	(3,393,375)	(4,866,429)

NET ASSETS
Increase (decrease) during year	(2,499,903)	(5,975,023)
Beginning of year	18,022,689	23,997,712

End of year (including accumulated net investment
income (loss) of $(54) and $(676), respectively)	$15,552,786	$18,022,689

* Formerly European Equity Fund

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND*
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class A Shares(1)

	Years ended December 31,

	2015		2014	2013		2012		2011

Net asset value, beginning of year	$23.30		$24.66	$22.07		$19.54		$27.05

Investment activities
Net investment income (loss)(1)	(0.03)		(0.15)	(0.11)		(0.06)		(0.33)
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions	1.22		(1.21)	2.70		2.59		(7.18)

Total from investment activities	1.19		(1.36)	2.59		2.53		(7.51)

Net asset value, end of year	$24.49		$23.30	$24.66		$22.07		$19.54

Total Return(2)	5.11%		(5.52% )	11.74%		12.95%		(27.76%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.88%		3.48%	2.96%		2.91%		2.75%
Expenses, net of waiver	2.75%		2.75%	2.75%		2.75%		2.75%
Net investment income (loss)	(0.14%	)	(0.61% )	(0.45%	)	(0.28%	)	(1.28% )
Portfolio turnover rate	72.64%		40.57%	61.21%		141.77%		56.93%
Net assets, end of year (000’s)	$15,187		$17,572	$23,076		$25,509		$28,650

(1) Per share amounts calculated using the average share method.
(2) Total return does not reflect applicable sales charges.
* Formerly European Equity Fund

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND*
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class C Shares(1)

	Years ended December 31,

	2015		2014	2013		2012		2011

Net asset value, beginning of year	$21.40		$22.83	$20.59		$18.37		$25.63

Investment activities
Net investment income (loss)(1)	(0.20)		(0.29)	(0.26)		(0.20)		(0.49)
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions	1.13		(1.14)	2.50		2.42		(6.77)

Total from investment activities	0.93		(1.43)	2.24		2.22		(7.26)

Net asset value, end of year	$22.33		$21.40	$22.83		$20.59		$18.37

Total Return	4.35%		(6.26% )	10.88%		12.09%		(28.33% )
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	4.63%		4.34%	3.71%		3.66%		3.50%
Expenses, net of waiver	3.50%		3.50%	3.50%		3.50%		3.50%
Net investment income (loss)	(0.89%	)	(1.29% )	(1.20%	)	(1.03%	)	(2.03% )
Portfolio turnover rate	72.64%		40.57%	61.21%		141.77%		56.93%
Net assets, end of year (000’s)	$336		$450	$922		$865		$1,049

(1) Per share amounts calculated using the average share method.
* Formerly European Equity Fund

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Global Strategic Income Fund (the “Fund”), previously the European Equity Fund, is a series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of The World Funds, Inc. (“TWF”). On August 15, 2014, the Fund was reorganized from TWF into the Trust. The Fund maintains its financial statements, information and performance history.

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The objective of the Fund is to provide a competitive level of total return consisting of income and growth.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees (“Board”). Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts (“ADR” and “GDR”) will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. ADRs and GDRs for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Trustees believes reflects fair value.

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not be the values that the Fund ultimately realizes from the disposal of such securities and may vary significantly from the fair values presented.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

* Formerly European Equity Fund.

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Belgium	$425,000	$–	$–	$425,000
Denmark	693,766	–	–	693,766
France	2,354,863	–	–	2,354,863
Germany	343,088	259,262	–	602,350
Great Britain	3,757,799	–	–	3,757,799
Ireland	667,710	–	–	667,710
Netherlands	784,092	–	–	784,092
South Africa	265,882	–	–	265,882
Spain	470,971	–	–	470,971
Switzerland	1,903,902	690,298	–	2,594.200
United States	2,691,677	–	–	2,691,677

Common Stocks	$14,358,750	$949,560	$–	$15,308,310

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

During the year ended December 31, 2015, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended December 31, 2015.

Security Transactions and Dividends

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

Accounting Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has analyzed the Fund’s tax positions for each of the open tax years (2012 to 2014) and expected to be taken in the 2015 tax return, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended December 31, 2015, such reclassifications decreased paid-in-capital by $28,363, decreased accumulated net investment loss by $28,186 and decreased net realized loss by $177.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains or losses, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75%. Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”. The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC (“CCM”) provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a Sub-Advisory Agreement with Shikiar Asset Management (“SAM”). CCM analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of SAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, SAM is responsible for the day-to-day decision making with respect to the Fund’s investment program. SAM, with CCM’s oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, CCM pays SAM at the annualized rate of 0.55% for net assets in the Fund of up to $50 million and 0.50% on net assets greater than $50 million. SAM’s fee for sub-advisory services is paid by CCM and not by the Fund. For the year ended December 31, 2015, CCM earned $213,905 and waived $192,856 in advisory fees.

The Adviser has contractually agreed to waive or limit its fees and to assume other operating expenses until April 30, 2017 so that the ratio of total annual operating expenses for the Fund is limited to 2.75% for Class A Shares and to 3.50% for Class C Shares. The foregoing limitation excludes interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. This expense limitation agreement may be terminated by the Adviser or the Board of Trustees of the Trust at any time after April 30, 2017. The total amount of recoverable reimbursements as of December 31, 2015 was $404,521 and expires as follows:

2016	$54,102
2017	157,563
2018	192,856

$404,521

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund’s shares, FDCC receives a maximum deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the year ended December 31, 2015, FDCC received $518 in underwriting fees and $312 in DSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. For the year ended December 31, 2015, there were $41,792 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the “Plan”) for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. For the year ended December 31, 2015, there were $3,957 in Class C 12b-1 and service fees incurred.

Commonwealth Fund Services, Inc. (“CFSI”) acts as the Fund’s administrator and transfer and dividend disbursing agent. As administrator, CFSI provides shareholder, recordkeeping, administrative and blue-sky filing services and earned $30,000 for its services for the year ended December 31, 2015. As the Fund’s transfer agent and dividend disbursing agent, CFSI earned $58,522 for its services for the year ended December 31, 2015.

Certain officers of the Trust are also officers and/or directors of FDCC and CFSI. Additionally, John H. Lively of the The Law Offices of John H. Lively and Associates, Inc., a member of The 1940 Act Law Group™, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively and Associates, Inc., and Cynthia D. Baughman, Assistant Secretary of the Trust, is counsel with The Law Offices of John H. Lively and Associates, Inc. Mr. Lively and Ms. Baughman receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

NOTE 3 – INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $12,220,445 and $15,741,522 respectively, for the year ended December 31, 2015.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. No distributions were paid during the year ended December 31, 2015 or the year ended December 31, 2014.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Year ended
December 31, 2015

Other accumulated losses	$(5,863,652)
Net unrealized appreciation/depreciation
of investments and foreign currency	826,105

Total	$(5,037,547)

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and / or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Fund has a capital loss carryforward of $5,863,598 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. $200,259 may be carried forward indefinitely and retains the character of short-term capital gain. The remaining $5,663,339 will expire as follows:

2016	$4,800,648
2017	862,691

$5,663,339

For tax purposes, the Fund had a current year post October currency loss of $54. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2016

The difference between book basis and tax basis distributable earnings is attributable primarily to tax deferral of losses of capital loss carryforwards and post October losses.

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

As of December 31, 2015, cost for federal income tax purpose is $14,475,056 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,795,546
Gross unrealized depreciation	(4,962,292)

Net unrealized appreciation	$833,254

The book basis and tax basis of net unrealized appreciation is the same.

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Class A Shares		Class C Shares
	Year ended		Year ended
	December 31, 2015		December 31, 2015

	Shares	Value	Shares	Value

Shares sold	8,813	$213,403	–	$–
Shares reinvested	–	–	–	–
Shares redeemed	(143,052)	(3,476,077)	(5,983)	(130,701)

Net increase (decrease)	(134,239)	$(3,262,674)	(5,983)	$(130,701)

	Class A Shares		Class C Shares
	Year ended		Year ended
	December 31, 2014		December 31, 2014

	Shares	Value	Shares	Value

Shares sold	9,445	$224,777	65	$1,500
Shares reinvested	–	–	–	–
Shares redeemed	(190,798)	(4,661,686)	(19,402)	(431,020)

Net increase (decrease)	(181,353)	$(4,436,909)	(19,337)	$(429,520)

NOTE 6 – NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investment in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investment measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for Fiscal years

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 7 – SPECIAL MEETING OF SHAREHOLDERS (unaudited)

On September 21, 2015, a special meeting of the shareholders of the Fund was held for the purpose of considering the approval of the proposals which are as follows:

1.	To approve a new investment sub-advisory agreement between CCM and
SAM on behalf of the Fund.
2.	To approve a change to the Fund’s investment objective;
3.1	To amend investment restriction for diversification
3.2	To eliminate the investment restriction relating to 10% ownership
3.3	To amend restriction for acting as underwriter
3.4	To amend restriction for buying or selling commodities
3.5	To amend restriction relating to borrowing
3.6	To amend restriction relating to lending
3.7	To amend restriction relating to concentration
3.8	To eliminate restriction relating to investment in other investment companies.
3.9	To eliminate investment restriction relating to investments in oil and gas
3.10	To amend restriction relating to senior securities
3.11	To eliminate restriction relating to joint trading accounts
3.12	To amend restriction relating to real estate
3.13	To eliminate restriction relating to investments for control
3.14	To eliminate restriction relating to purchasing securities on margin
3.15	To eliminate restriction relating to short sales

GLOBAL STRATEGIC INCOME FUND*
NOTES TO THE FINANCIAL STATEMENTS – continued
December 31, 2015

All proposals were approved by the shareholders of the Fund and were effective based on the following results:

Total outstanding shares	712,417
Total shares voted:	367,399

Proposal	Voted for:	Voted against:	Abstained:
1.	266,814	84,242	16,343
2.	259,404	90,897	17,097
3.1	256,402	93,802	17,196
3.2	254,946	96,884	15,569
3.3	258,801	93,201	15,397
3.4	254,242	96,641	16,515
3.5	252,234	99,373	15,792
3.6	253,177	98,430	15,792
3.7	263,192	88,400	15,808
3.8	258,694	92,464	16,241
3.9	255,749	96,113	15,538
3.10	257,940	93,547	15,912
3.11	255,975	94,894	16,530
3.12	260,641	90,965	15,792
3.13	258,129	93,193	16,077
3.14	252,318	99,055	16,026
3.15	251,557	101,627	14,214

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

* Formerly European Equity Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the World Funds Trust
and the Shareholders of Global Strategic Income Fund
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Global Strategic Income Fund (the “Fund”), previously the European Equity Fund, a series of the World Funds Trust, including the schedule of investments as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Global Strategic Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania	TAIT, WELLER & BAKER LLP
February 29, 2016

SUPPLEMENTAL INFORMATION
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 60	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013; Virginia Commonwealth University, Professor of Marketing from 1989 to 2013.	15	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 57	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008	15	None

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 79	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	15	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 28 series of that trust; (all registered investment companies).

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

OFFICERS WHO ARE NOT TRUSTEES
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John Pasco III 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 70	President and Principal Executive Officer	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Fund Services, Inc. (“CFS”), the Trust’s Administrator, Transfer Agent, Disbursing Agent, and Accounting Services Agent since 1993; and President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter. Mr. Pasco is a certified public accountant.	N/A	American Growth Funds, Inc.
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 51	Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 – present.	N/A	N/A

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 52	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
Ann T. MacDonald 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 61	Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 – present.	N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Assistant Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011).	N/A	N/A
Holly B. Giangiulio 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 53	Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015-present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Chief Compliance Officer	Indefinite, Since August 2013.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

SUPPLEMENTAL INFORMATION
GLOBAL STRATEGIC INCOME FUND (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GLOBAL STRATEGIC INCOME FUND**
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments Class A shares or deferred sales charges or redemption fees on certain redemptions made within 2 years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2015 and held for the six months ended December 31, 2015.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBAL STRATEGIC INCOME FUND** – continued
FUND EXPENSES (unaudited)

Class A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1, 2015 through December 31, 2015
Actual	$1,000	$1,018.72	$13.99
Hypothetical (5% return before expenses)	$1,000	$1,011.25	$13.94

Class C	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1, 2015 through December 31, 2015
Actual	$1,000	$1,015.00	$17.78
Hypothetical (5% return before expenses)	$1,000	$1,007.50	$17.71

* Expenses are equal to the Fund’s annualized expense ratio of 2.75% for Class A and 3.50% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

** Formerly European Equity Fund

Investment Adviser:
Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Investment Sub-Adviser:
Shikiar Asset Management Inc.
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent and Fund Administration:
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

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ITEM 2.                     CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.                     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.                     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,750 for 2015 and $17,750 for 2014.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2015 and $3,000 for 2014.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2015 and $0 for 2014.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Global Strategic Income Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)               NA

(c)               0%

(d)               NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2014.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                     SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                     CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                     EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: March 8, 2016

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: March 8, 2016

* Print the name and title of each signing officer under his or her signature.